UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 2, 2004

H&E EQUIPMENT SERVICES L.L.C.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Louisiana	333-99589	72-1287046
(State or other jurisdiction of incorporation	333-99587 (Commission File Numbers)	(IRS Employer Identification No.)

11100 Mead Road, Suite 200, Baton Rouge, Louisiana 70816
(Address of Principal Executive Offices, including Zip Code)

(225) 298-5200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

H&E Equipment Services L.L.C. (the Company) is filing this Amendment No.1 to the Form 8-K previously filed on November 2, 2004.  As stated in the Form 8-K filed on November 2, 2004, at that time the Company did not have a letter from KPMG stating whether it agrees with the statements contained in the paragraph.  This Form 8-K/A is being filed to include KPMG’s letter to the Securities and Exchange Commission dated November 16, 2004, which is attached as Exhibit 16.

Item 4.01. Changes in Registrant’s Certifying Accountant

On October 27, 2004, upon recommendation of the Company’s Audit Committee and approval of the Board of Directors, the Company dismissed KPMG (“KPMG”) as its independent auditors.  Effective as of that date, the Company has appointed BDO Seidman L.L.P. (“BDO”) to serve as the Company’s independent auditors for the current fiscal year, which ends on December 31, 2004.

KPMG’s reports on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During each of our two most recent fiscal years and through the date of this report, there were: (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedure which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the matter in their report; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.  We have provided KPMG with a copy of the foregoing disclosures.  Attached as Exhibit 16 is a copy of KPMG’s letter, dated November 16, 2004, stating whether it agrees with the above statements.

During each of our two most recent fiscal years and through the date of this report, the Company did not consult BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed with this report:

Exhibit 16—Letter from KPMG to the Securities and Exchange Commission dated November 16, 2004.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

H&E EQUIPMENT SERVICES L.L.C.

Date: November 17, 2004

/s/ JOHN M. ENGQUIST
	By:	John M. Engquist
	Its:	President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

16	Letter from KPMG to the Securities and Exchange Commission dated November 16, 2004.